UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2010
Comm Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (570) 586-0377
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 18, 2010, Comm Bancorp, Inc. issued a press release to announce its results of operations for the quarter ended March 31, 2010. A copy of the press release and related financial supplements are included as Exhibit 99(i) to this report. In accordance with general instructions B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

99	(i)	Press Release dated May 18, 2010, and Supplemental Financial Data

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc. (Registrant)
Date: May 19, 2010	By:	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number		Description

99	(i)	Press Release dated May 18, 2010, and Supplemental Financial Data

4